Virtus Mid-Cap Value Fund,

a series of Virtus Equity Trust

Supplement dated April 30, 2010 to the Prospectus

and Statement of Additional Information dated June 22, 2009,

each as supplemented

IMPORTANT NOTICE TO INVESTORS

VIRTUS MID-CAP VALUE FUND

Effective April 14, 2010, the fund’s investment adviser will voluntarily limit the Mid-Cap Value Fund’s total operating expenses (excluding interest, taxes and extraordinary expenses) to 1.48% for Class A Shares, 2.23% for Class C Shares and 1.23% for Class I Shares. Accordingly, expense disclosure for the Mid-Cap Value Fund is amended to reflect this voluntary expense cap. This voluntary expense limitation may be modified or discontinued at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under this arrangement for a period of three years following the end of the fiscal year in which such reimbursements are made.

Investors should retain this supplement with the Prospectus and

Statement of Additional Information for future reference.

VET 8018/MCV ExpCap (4/10)

Virtus Strategic Growth Fund,

a series of Virtus Equity Trust

Supplement dated April 30, 2010 to the Prospectus

and Statement of Additional Information dated June 22, 2009,

each as supplemented

IMPORTANT NOTICE TO INVESTORS

VIRTUS STRATEGIC GROWTH FUND

Effective April 14, 2010, the fund’s investment adviser will voluntarily limit the Strategic Growth Fund’s total operating expenses (excluding interest, taxes and extraordinary expenses) to 1.47% for Class A Shares, 2.22% for Class B Shares, 2.22% for Class C Shares and 1.22% for Class I Shares. Accordingly, expense disclosure for the Strategic Growth Fund is amended to reflect this voluntary expense cap. This voluntary expense limitation may be modified or discontinued at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under this arrangement for a period of three years following the end of the fiscal year in which such reimbursements are made.

Investors should retain this supplement with the Prospectus and

Statement of Additional Information for future reference.

VET 8019/StratGr ExpCap (4/10)

Virtus Balanced Fund,

a series of Virtus EquityTrust

Supplement dated April 30, 2010 to the

Prospectus dated June 22, 2009,

as supplemented

IMPORTANT NOTICE TO INVESTORS

Effective April 14, 2010, Virtus Equity Trust and VP Distributors, Inc., distributor, administrator and transfer agent of Virtus Mutual Funds, have modified the fee schedules under the Administration Agreement and the Transfer Agency Agreement. Accordingly, expense information for the below-named fund is hereby revised as described below.

BALANCED FUND

On page 10 of the fund’s prospectus, the Fees and Expenses table is hereby revised by replacing the Annual Fund Operating Expenses portion of the table with the following:

	Class A Shares	Class B Shares	Class C Shares

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%	0.55%	0.55%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses(d)	0.38%	0.38%	0.38%
Total Annual Fund Operating Expenses(d)	1.18%	1.93%	1.93%

(d)	Restated to reflect current fees on current assets.

Also on page 11, the Example table is hereby replaced with the following:

Class	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$688	$928	$1,187	$1,924
Class B	Sold	$596	$806	$1,042	$2,059
	Held	$196	$606	$1042	$2,059
Class C	Sold	$296	$606	$1042	$2,254
	Held	$196	$606	$1,042	$2,254

Investors should retain this supplement with the Prospectus for future reference.

VET 8016 BalFund RevExpenseTables (4/10)

Virtus Equity Trust

Supplement dated April 30, 2010 to the

Statement of Additional Information (“SAI”)

dated June 22, 2009, as supplemented

IMPORTANT NOTICE TO INVESTORS

Effective April 14, 2010, VP Distributors, Inc. and Virtus Mutual Funds have modified the fee schedules under the Administration Agreement and the Transfer Agency Agreement. Accordingly, the disclosure in the funds’ SAIs is hereby revised as described below.

ADMINISTRATIVE SERVICES

The first paragraph under the heading “Administrative Services” in the section “The Distributor” describing administration services and compensation is amended by adding the following after the first sentence:

Effective April 14, 2010, for its services as Administrator, VP Distributors receives an administration fee based on the average net assets across all non-money market series of the Virtus Mutual Funds at the annual rate of 0.10%. For the money market funds, the fee is 0.015% of the average net assets across all Virtus money market funds within the Virtus Mutual Funds.

The disclosure in the referenced subsection is also hereby revised to indicate that the fee schedules shown prior to the date of this Supplement were effective through April 13, 2010.

This subsection if further amended by adding the following disclosure:

The Trust has entered into an agreement with PNC GIS, pursuant to which PNC GIS acts as sub-administrative and accounting agent of the Trust. For its services in this capacity, PNC GIS receives a fee based on the average net assets across all non-money market series within the Virtus Mutual Funds at the following incremental rates:

First $7.5 billion	0.0475%
Next $7.5 billion	0.042%
Over $15 billion	0.03%

For the money market funds, the fee is 0.02% of the average net assets across all Virtus money market funds within the Virtus Mutual Funds. For the purposes of applying the fee breakpoints, the Virtus Mutual Funds’ average net assets may be aggregated with the average net assets of a non-affiliated fund complex for which VP Distributors acts as administrator.

The disclosure in this subsection describing the amount of administration fees paid to VP Distributors for the past three fiscal years remains unchanged.

TRANSFER AGENT

Under the heading “Custodian and Transfer Agent” in the section “Additional Information,” the second paragraph is replaced with the following:

VP Distributors, 100 Pearl Street, Hartford, CT 06103, acts as Transfer Agent for the Trust. Pursuant to a Transfer Agent and Service Agreement, VP Distributors receives a fee based on the average net assets across all series of Virtus Mutual Funds at an annual rate ranging from 0.045% to 0.0025%, depending on asset class. VP Distributors is authorized to engage subagents to perform certain shareholder servicing functions from time to time for which such agents shall be paid a fee by the Transfer Agent or the Funds. Pursuant to an agreement among the Trust, VP Distributors and Boston Financial Data Services, Inc. (“BFDS”), BFDS serves as subagent to perform certain shareholder servicing functions for the Funds. For performing such services, BFDS receives a monthly fee from the Trust. Fees paid by the Funds, in addition to the fee paid to VP Distributors, will be reviewed and approved by the Board of Trustees.

Investors should retain this supplement with the SAI for future reference.

VET 8019B /Admin&TAFeeChanges SAI (4/10)